UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                -------------------------------------------------

       Date of Report (Date of earliest event reported): February 18, 2000

                                   SAWTEK INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)

                                    000-28276
                              (Commission File No.)

                                   59-1864440
                        (IRS Employer Identification No.)

                             1818 South Highway 441
                              Apopka, Florida 32703
                    (Address of principal executive offices)

                                 (407) 886-8860
              (Registrant's telephone number, including area code)

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Item 5.       Other Events.

              Sawtek Inc. responds to comments made in the financial press on February 17, 2000.

Item 7.       Financial Statements and Exhibits

Exhibit 99.1 Sawtek Inc. Press Release dated February 18, 2000: Sawtek Inc. Responds to Comments in the Financial Press.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SAWTEK INC.



                                    By:/s/Raymond A. Link
                                    Sr. Vice President Finance and
                                    Chief Financial Officer

February 22, 2000